                                                                      EXHIBIT 99
Chrysler Financial                                    Distribution Date:  7/6/01
DaimlerChrysler Auto Trust 2001-A Monthly
Servicer's Certificate (HG)                                          Page 1 of 2
--------------------------------------------------------------------------------

       Payment Determination Statement Number                                        4.00
       Distribution Date                                                           7/6/01

       DATES COVERED                                                   FROM AND INCLUDING                    TO AND INCLUDING
      ---------------                                                  ------------------                    ----------------
            Collections Period                                                     6/1/01                             6/30/01
            Accrual Period                                                         6/6/01                              7/5/01
            30/360 Days                                                                30
            Actual/360 Days                                                            30


                                                                            NUMBER OF
       COLLATERAL POOL BALANCE DATA                                         ACCOUNTS                            $ AMOUNT
       ----------------------------                                         --------                            --------
       Pool Balance - Beginning of Period                                             119,761                1,804,365,068.77
       Collections of Installment Principal                                                                     35,792,172.61
       Collections Attributable to Full Payoffs                                                                 15,838,826.53
       Principal Amount of Repurchases                                                                                      -
       Principal Amount of Gross Losses                                                 -                        1,453,064.80
                                                                                                             ----------------

       Pool Balance - End of Period                                                   118,443                1,751,281,004.83
                                                                                                             ================



       POOL STATISTICS                                                                                   END OF PERIOD
       ---------------                                                                                   -------------
       Initial Pool Balance (Pool Balance at the Purchase Date)                                              1,974,999,135.90
       Pool Factor (Pool Balance as a Percent of Initial Pool Balance)                                                   0.89

       Ending O/C Amount                                                                                       122,194,755.02
       Coverage Ratio (Ending Pool Balance as a Percent of Ending Securities)                                            1.08

       CUMULATIVE NET LOSSES                                                   251,375.14                          628,410.49
      -----------------------
       Net Loss Ratio (3 mo. Weighted Avg.)                                                                              0.00
       Cumulative Recovery Ratio                                                                                         0.74
       60+ Days Delinquency Amount                                                                               4,052,868.33
       Delinquency Ratio (3 mo. Weighted Avg.)                                                                           0.00

       Weighted Average APR                                                                                              0.07
       Weighted Average Remaining Term (months)                                                                         47.95
       Weighted Average Seasoning (months)                                                                               8.76

Chrysler Financial                                    Distribution Date:  7/6/01
DaimlerChrysler Auto Trust 2001-A Monthly
Servicer's Certificate (HG)                                          Page 2 of 2
--------------------------------------------------------------------------------

Cash Sources
     Collections of Installment Principal       35,792,172.61
     Collections Attributable to Full Payoffs   15,838,826.53
     Principal Amount of Repurchases                        -       O/C Release         (Prospectus pg S16)
     Recoveries on Loss Accounts                 1,076,029.45       POOL BALANCE                                   1,751,281,004.83
     Collections of Interest                     9,737,788.48       -------------
     Investment Earnings                           158,655.23       Yield Supplement O/C Amount                      (41,685,061.55)
     Reserve Account                             4,651,165.00       Adjusted Pool Balance                          1,709,595,943.28
                                                -------------                                                      ----------------
     Total Sources                              67,254,637.30       Total Securities                               1,629,086,249.81
                                                =============                                                      ================


                                                                    Adjusted O/C Amount                               80,509,693.47
Cash Uses
     Servicer Fee                                1,503,637.56       O/C Release Threshold                             68,383,837.73
     Note Interest                               6,920,884.94
     Reserve Fund                                4,651,165.00       O/C Release Period? (A1 Notes Matured)   No
     O/C Release to Seller                                  -
     Note Principal                             54,178,949.80       O/C Release                                                 -
                                                -------------
     Total Cash Uses                            67,254,637.30
                                                =============

Administrative Payment
TOTAL PRINCIPAL AND INTEREST SOURCES            67,254,637.30
-------------------------------------
Investment Earnings in Trust Account              (158,655.23)
Daily Collections Remitted                      61,841,700.49)
Cash Reserve in Trust Account                   (4,651,165.00)
Servicer Fee (withheld)                         (1,503,637.56)
O/C Release to Seller                                       -
                                                --------------
     PAYMENT DUE TO/(FROM) TRUST ACCOUNT          (900,520.98)
                                                ==============


                                                      Beginning                 Ending               Principal       Principal per
                                                       Balance                  Balance               Payment         $1000 Face
                                                   ----------------        ----------------        -------------     -------------
NOTES & CERTIFICATES
Class A-1 300,000,000.00 @ 5.095%                    122,799,199.61           68,620,249.81        54,178,949.80        180.60
Class A-2 790,000,000.00 @ 4.98%                     790,000,000.00          790,000,000.00               -               -
Class A-3 370,000,000.00 @ 5.16%                     370,000,000.00          370,000,000.00               -               -
Class A-4 340,000,000.00 @ 5.40%                     340,000,000.00          340,000,000.00               -               -
Certificates                                          60,466,000.00           60,466,000.00                               -
                                                   ----------------        ----------------        -------------
    Total Securities                               1,683,265,199.61        1,629,086,249.81        54,178,949.80          -
                                                   ================        ================        =============

                                                     Interest           Interest per
                                                     Payment             $1000 Face              Original
                                                   ------------         ------------         ----------------
NOTES & CERTIFICATES
Class A-1 300,000,000.00 @ 5.095%                    521,384.94             1.74               300,000,000.00
Class A-2 790,000,000.00 @ 4.98%                   3,278,500.00             4.15               790,000,000.00
Class A-3 370,000,000.00 @ 5.16%                   1,591,000.00             4.30               370,000,000.00
Class A-4 340,000,000.00 @ 5.40%                   1,530,000.00             4.50               340,000,000.00
Certificates                                             -                                      60,466,000.00
                                                   ------------                              ----------------
    Total Securities                               6,920,884.94                              1,860,466,000.00
                                                   ============                              ================

* Class A-1 Interest is computed on an Actual/360 Basis.
Days in current period   30
                       ----